As filed with the Securities and Exchange Commission on January 24, 2006
UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8 - K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 23, 2006
FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
10200 David Taylor Drive, Charlotte, North Carolina 28262-2373

(Address, including zip code, of principal executive offices)
(704) 688-4300

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
     The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition” and Item 7.01, “Regulation FD Disclosure.”
     On January 23, 2006, First Charter Corporation announced its financial results for the three and twelve-month periods ended December 31, 2005. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     On January 24, 2006, as previously announced, the First Charter executive management team will review and discuss a presentation of our fourth quarter and full year results. The slide package prepared for use by the First Charter Corporation executive management team at this presentation is available at First Charter Corporation’s website, www.firstcharter.com, and is also furnished herewith as Exhibit 99.2. In addition, all of the information in the presentation is presented as of January 24, 2006 and First Charter Corporation does not assume any obligation to update such information in the future.
     The information included in Items 2.02 and 7.01, as well as Exhibits 99.1 and 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
99.1	News Release disseminated on January 23, 2006 by First Charter Corporation.

99.2	Slide Package prepared for use by the First Charter Corporation executive management team for securities analysts meeting held on January 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHARTER CORPORATION
By:	/s/ Charles A. Caswell
Charles A. Caswell
Executive Vice President and Chief Financial Officer

Dated: January 24, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release disseminated on January 23, 2006 by First Charter Corporation .

99.2	Slide Package prepared for use by the First Charter Corporation executive management team for securities analysts meeting held on January 24, 2006.